DREYFUS HIGH YIELD STRATEGIES FUND

Notice of Annual Meeting of Shareholders

To the Shareholders of:

DREYFUS HIGH YIELD STRATEGIES FUND

     The Annual Meeting of Shareholders of Dreyfus High Yield Strategies Fund (the “Fund”) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York 10166 on Thursday, August 4, 2005 at 10:00 a.m., for the following purposes:

1.	To elect two Class III Trustees to serve for a three-year term and until their successors are duly elected and qualified;

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Shareholders of record at the close of business on June 1, 2005 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

DREYFUS HIGH YIELD STRATEGIES FUND

PROXY STATEMENT

Annual Meeting of Shareholders to be held on Thursday, August 4, 2005

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus High Yield Strategies Fund (the “Fund”) to be used at the Annual Meeting of Shareholders of the Fund, to be held on Thursday, August 4, 2005 at 10:00 a.m., and at any adjournments thereof, at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 7th Floor West, New York, New York, 10166 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record at the close of business on June 1, 2005 are entitled to be present and to vote at the meeting. Each whole share of beneficial interest of the Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy given later. To be effective, such revocation must be received prior to the meeting. In addition, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. There were 71,487,233 shares of beneficial interest of the Fund outstanding as of June 1, 2005.

     Proxy materials will be mailed to shareholders of record on or about June 28, 2005. Copies of the Fund’s current Annual Report have been mailed to its shareholders and may be obtained free of charge by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 1-800-334-6899. The principal executive offices of the Fund are located at 200 Park Avenue, New York, New York 10166.

PROPOSAL 1. ELECTION OF TRUSTEES

     The Board of Trustees of the Fund is divided into three classes with the term of office of one class expiring at the annual meeting of shareholders of the Fund each year. It is proposed that shareholders of the Fund consider the election of two Class III Trustees to serve for three-year terms and until their respective successors are duly elected and qualified. The individual nominees (the “Nominees”) proposed for election are listed below. Each Nominee currently serves as a Trustee of the Fund. Each Nominee has consented to being named in this proxy statement and has agreed to continue to serve as a Trustee if elected. Biographical information about each Nominee and information on each Nominee’s ownership of Fund shares is set forth below. Biographical information about the Fund’s Continuing Trustees, information on each Continuing Trustee’s ownership of Fund shares, and other relevant information is set forth on Exhibit A.

     The persons named as proxies on the accompanying proxy card intend to vote each such proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Trustee for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     None of the Nominees or Continuing Trustees are “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As independent trustees of an investment company, they play a critical role in overseeing fund operations and policing potential conflicts of interest between the Fund and its investment adviser and other service providers. The following tables present information about the Nominees, including their principal occupations and other board memberships and affiliations. The address of each Nominee is 200 Park Avenue, New York, New York 10166.

Name (Age) of Nominee	Principal Occupation	Other Board Memberships	Year Term
Position with Fund (Since)	During Past 5 Years	and Affiliations	Expires

CLASS III:
Joseph S. DiMartino (61)	Corporate Director and Trustee	The Muscular Dystrophy	2008
Chairman of the Board		Association, Director
(1999)		Levcor International, Inc., an ap-
parel fabric processor, Director
Century Business Services, Inc.,
a provider of outsourcing func-
tions for small and medium
size companies, Director
The Newark Group, a provider
of a national market of paper
recovery facilities, paperboard
mills and paperboard convert-
ing plants, Director
Azimuth Trust, an institutional
asset management firm,
Member of Board of Managers
and Advisory Board

J. Tomlinson Fort (77)	Retired; Of Counsel, Reed Smith	Allegheny College, Emeritus Trustee	2008
Board Member	LLP (1998 - 2004)	Pittsburgh Ballet Theatre, Trustee
(1998)		American College of Trial
Lawyers, Fellow

The table below indicates the dollar range of each Nominee’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he is a Board member, in each case as of December 31, 2004.

Aggregate Holdings of Funds
in the Dreyfus Family of Funds
Name of Nominee	Fund Shares	for which Responsible as a Board Member
Joseph S. DiMartino	Over $100,000	Over $100,000
J. Tomlinson Fort	None	$50,001 - $100,000

     As of December 31, 2004, none of the Nominees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

     The Fund has a standing audit committee comprised of all of the Trustees of the Fund who are not “interested persons” (as defined in the 1940 Act) of the Fund. The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board of Trustees’ over sight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the Independent Registered Public Accounting Firm’s qualifications, independence and performance. A copy of the Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and powers, was attached as an exhibit to last year’s proxy statement dated June 21, 2004. The Fund also has a standing nominating committee comprised of all of the Trustees of the Fund who are not “interested persons” (as defined in the 1940 Act) of the Fund. The Fund’s nominating com mittee is responsible for selecting and nominating persons as members of the Board of Trustees for election or appointment by the Board and for election by shareholders. Each nominating committee member is “independent” as defined by the New York Stock Exchange. A copy of the Fund’s Nominating Committee Charter and Procedures was attached as an exhibit to last

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year’s proxy statement dated June 21, 2004 (the “Nominating Committee Charter”). In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Fund also has a standing pricing committee comprised of any one or more of the Trustees, the function of which is to assist in valuing the Fund’s investments. The Fund also has a standing compensation committee, the function of which is to establish the appropriate compensation for serving on the Board.

     For the fiscal year ended March 31, 2005, the Fund held eight Board meetings, five audit committee meetings, two nominating committee meetings and one compensation committee meeting. There were no pricing committee meetings held during the last fiscal year. All Trustees (except Kenneth A. Himmel) attended at least 75% of all Board and committee meetings held during the last fiscal year. The Fund does not have a formal policy regarding Trustees’ attendance at annual meetings of shareholders. Trustees did not attend last year’s annual meeting.

     Each Trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund receives $17,000 per year, plus $1,000 for each Board meeting attended, and $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting. If there is a joint committee meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) and the Fund, the $2,000 committee meeting fee will be allocated between the Dreyfus/Laurel Funds and the Fund. Each Trustee who is not an “interested person” (as defined in the 1940 Act) also receives $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Chairman of the Board receives an additional 25% of such compensation. The Fund also reimburses each Trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund for travel and out-of-pocket expenses.

     The Fund does not pay any other remuneration to its officers and Trustees, and the Fund does not have a bonus, pension, profit-sharing or retirement plan. The Fund has adopted a Director Emeritus Program whereby a Trustee (“Director”) who has served on a Dreyfus-managed fund board (or its predecessor) for a minimum of 10 years and who has reached age 72 is entitled to elect Emeritus status for each such fund board on which he or she then serves. Also, upon reaching age 80 Emeritus status is mandatory. The 10-year prerequisite for service as a fund Director is waived for a Director who reaches age 80 but has not served as a Director for 10 years. Directors Emeritus are entitled to serve in such position for a maximum of 10 years and are paid 50% of the annual retainer fee and 50% of any meeting fees otherwise applicable to the Director, together with reasonable out-of-pocket expenses for each meeting attended, but no payments will be made under the Program if the aggregate net assets of the Dreyfus/Laurel Funds and the Fund are below $100 million at the end of a calendar quarter. Finally, a Director Emeritus is relieved of the formal responsibilities and the potential liability that being a Director ordinarily entails. Francis P. Brennan currently is a Director Emeritus.

     The aggregate amount of compensation paid to each Nominee by the Fund for the fiscal year ended March 31, 2005, and by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member for the year ended December 31, 2004, was as follows:

		Total
		compensation
	Aggregate	from the Fund and
	compensation	Dreyfus fund complex
Name of Nominee	from the Fund*	paid to Nominee (**)
Joseph S. DiMartino	$30,625	$874,125 (193)
J. Tomlinson Fort	$24,500	$96,000 (23)

*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,275 for all Trustees as a group.

**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominee served as a Board member.

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     For the Fund’s most recent fiscal year, the aggregate amount of compensation paid by the Fund to each Continuing Trustee who is not a Nominee, and the aggregate amount of compensation paid by all funds in the Dreyfus Family of Funds for which such person was a Board member for the year ended December 31, 2004, is set forth in Exhibit A. Certain other information concerning the Fund’s Trustees and officers also is set forth in Exhibit A.

Required Vote

     The election of a Nominee for the Fund requires the approval of a majority of shares of the Fund represented in person or by proxy and entitled to vote at the meeting, if a quorum is present.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that the Fund’s independent registered public accounting firm be selected by a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent registered public accountants. At meetings held on May 25, 2005, the Fund’s audit committee approved and the Fund’s Board, including a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, ratified and approved the selection of KPMG LLP as independent registered public accountants for the fiscal year ending March 31, 2006. KPMG LLP, a major international accounting firm, has acted as independent registered public accountants of the Fund since the Fund’s organization. After reviewing the Fund’s audited financial statements for the fiscal year ended March 31, 2005, the Fund’s audit committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to Shareholders. A copy of the audit committee’s report for the Fund is attached as Exhibit B to this proxy statement.

Independent Registered Public Accountant Fees and Services

     The following chart reflects fees to KPMG LLP in the Fund’s last two fiscal years. For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), such fees represent only those fees that require pre-approval by the audit committee. Certain of such services were not pre-approved prior to May 6, 2003, when the pre-approval requirement became applicable. On and after May 6, 2003, 100% of all services provided by KPMG LLP were pre-approved as required. (For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.)

	Fund [1]	Service Affiliates [1]
Audit Fees	$75,375/$80,450	N/A
Audited-Related Fees [2]	$20,500/$21,015	N/A
Tax Fees [3]	$1,925/$2,025	$0/$0
All Other Fees	$0/$0	$0/$0
Aggregate Non-Audit Fees [4]	N/A	$2,234,608/$2,476,483

1 For the years ended March 31, 2004/March 31, 2005 (the Fund’s fiscal year end).

2 Services to the Fund consisted of (i) services rendered in connection with procedures adopted for the Fund’s revolving credit and security agreement; and (ii) security counts required by Rule 17f-2 under the 1940 Act.

3 Services to the Fund consisted of review or preparation of U.S. federal, state, local and excise tax returns.

4 Services pertaining to audit-related internal control attestation and internal control advisory services provided to affiliates of Dreyfus.

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     Audit Committee Pre-Approval Policies and Procedures. The Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of KPMG LLP’s engagements for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining KPMG LLP’s independence. The Policy and services covered therein are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

     Registered Public Accounting Firm Independence. The Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining KPMG LLP’s independence.

     A representative of KPMG LLP is expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

Service Providers

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund’s investment adviser.

     Mellon Bank, N.A., an affiliate of Dreyfus, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as Custodian for the assets of the Fund.

     Mellon Investor Services LLC, an affiliate of Dreyfus, located at 85 Challenger Road, Ridgefield Park, New Jersey 07660, acts as the Fund’s Transfer Agent and Dividend-Paying Agent.

Voting Information

     To vote, please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope. The Fund will bear the cost of soliciting proxies.

     In addition to the use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address and social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and to confirm that the shareholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s solicited telephonic voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the proposals.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), or marked with an abstention (collectively, “abstentions”), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Massachusetts law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining “votes cast” on an issue. A quorum is constituted by the presence in person or by proxy of the holders of a majority of the shares of beneficial interest issued and outstanding and entitled to vote at the meeting.

     Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

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OTHER MATTERS

     The Fund’s Board is not aware of any other matter which may come before the meeting. However, should a matter properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Proposals that shareholders wish to include in the Fund’s proxy statement for the Fund’s next Annual Meeting of Shareholders must be sent to and received by the Fund no later than March 7, 2006, at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: General Counsel. The date after which notice of a shareholder proposal is considered untimely, except as otherwise permissible under applicable law, is May 20, 2006.

     Shareholders who wish to communicate with Trustees should send communications to the attention of the Secretary of the Fund, 200 Park Avenue, New York, New York 10166, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board of Trustees.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of Mellon Investor Services LLC, c/o Proxy Services Corporation, 115 Amity Street, Jersey City, New Jersey 07304, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: June 16, 2005

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EXHIBIT A
PART I
Part I sets forth information relevant to the Continuing Trustees.

Name (Age) of Continuing Trustee	Principal Occupation	Other Board Memberships	Year Term
Position with Fund (Since)	During Past 5 Years	and Affiliations	Expires
CLASS I:
Kenneth A. Himmel (59)	President and CEO, Related	—	2006
Board Member	Urban Development, a real
(1998)	estate development company
(1996-Present)
President and CEO, Himmel
& Company, a real estate
development company (1980-
Present)
CEO, American Food
Management, a restaurant
company (1983-Present)

Stephen J. Lockwood (58)	Chairman of the Board,	BDML Holdings, an insurance	2006
Board Member	Stephen J. Lockwood and	company, Chairman of the
(1998)	Company LLC, an investment	Board
	company (2000-Present)	Affiliated Managers Group, an
investment management
Chairman of the Board and
company, Director
CEO, LDG Reinsurance
Corporation (1977-2000)

Benaree Pratt Wiley (59)	President and CEO, The	Boston College, Associate Trustee	2006
Board Member	Partnership, an organization	The Greater Boston Chamber of
(1998)	dedicated to increasing the	Commerce, Director
	representation of African	Mass Development, Director
	Americans in positions of	Commonwealth Institute,
	leadership, influence and deci-	Director
	sion-making in Boston, MA	Efficacy Institute, Director
	(1991-Present)	PepsiCo African-American,
Advisory Board
The Boston Foundation,
Director
Harvard Business School,
Alumni Board, Director

Name (Age) of Continuing Trustee	Principal Occupation	Other Board Memberships	Year Term
Position with Fund (Since)	During Past 5 Years	and Affiliations	Expires
CLASS II:
James M. Fitzgibbons (70)	Chairman of the Board,	Bill Barnett Company, an oil	2007
Trustee	Davidson Cotton Company	and gas exploration company,
(1998)		Director
(1998-2002)

Roslyn M. Watson (55)	Principal, Watson Ventures,	American Express Centurion	2007
Trustee	Inc., a real estate investment	Bank, Director
(1998)	company (1993-Present)	The Hyams Foundation Inc., a
Massachusetts Charitable
Foundation, Trustee
National Osteoporosis
Foundation, Trustee

     The table below indicates the dollar range of each Continuing Trustee’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2004.

Aggregate Holdings of Funds
in the Dreyfus Family of Funds
Name of Continuing Trustee	Fund Shares	for which Responsible as a Board Member
James M. Fitzgibbons	None	Over $100,000
Kenneth A. Himmel	None	None
Stephen J. Lockwood	None	None
Roslyn M. Watson	None	None
Benaree Pratt Wiley	None	None

     As of December 31, 2004, none of the Continuing Trustees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

     The address of each Continuing Trustee is 200 Park Avenue, New York, New York 10166. Each Continuing Trustee will continue to serve as a Trustee after this meeting.

     Compensation Table. The aggregate amount of compensation paid to each Continuing Trustee by the Fund for the fiscal year ended March 31, 2005 and by all funds in the Dreyfus Family of Funds for which such Continuing Trustee was a Board member for the year ended December 31, 2004, was as follows:

		Total compensation from
	Aggregate	the Fund and Dreyfus
Name of Continuing	compensation	fund complex paid to
Trustee	from the Fund*	Continuing Trustee(**)
James M. Fitzgibbons	$24,500	$96,000 (23)
Kenneth A. Himmel	$22,500	$88,000 (23)
Stephen J. Lockwood	$24,500	$97,500 (23)†
Roslyn M. Watson	$24,500	$96,000 (23)
Benaree Pratt Wiley	$24,500	$95,500 (23)

*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,275 for all Trustees as a group.

**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Continuing Trustee served as a Board member.

† Amount includes $2,500 received in connection with serving on a special Committee of Representative Board Members of the funds in the Dreyfus Fund Complex in connection with the adoption of the Fund’s Compliance Program. The Fund’s pro rata portion of that fee is not reflected in the aggregate compensation from the Fund.

PART II

     Part II sets forth information relevant to the executive officers of the Fund. Each officer of the Fund shall hold office until his or her successor is elected and has qualified.

Name and Position			Principal Occupation and Business
with Fund (Since)		Age	Experience For Past Five Years
STEPHEN E.	CANTER
President (2000)		59	Chairman of the Board, Chief Executive
			Officer, and Chief Operating Officer of
			Dreyfus, and an officer of 90 investment com-
			panies (comprised of 184 portfolios) managed
			by Dreyfus. Mr. Canter also is a Board mem-
			ber and, where applicable, an Executive
			Committee Member of the other investment
			management subsidiaries of Mellon Financial
			Corporation, each of which is an affiliate of
			Dreyfus. Mr. Canter has been an employee of
			Dreyfus since May 1995.

STEPHEN R.	BYERS
Executive Vice	President (2002)	51	Chief Investment Officer, Vice Chairman and a
			Director of Dreyfus, and an officer of 90 invest-
			ment companies (comprised of 184 portfolios)
			managed by Dreyfus. Mr. Byers also is an offi-
			cer, director or an Executive Committee
			Member of certain other investment manage-
			ment subsidiaries of Mellon Financial
			Corporation, each of which is an affiliate of
			Dreyfus. Mr. Byers has been an employee of
			Dreyfus since January 2000.

MARK N. JACOBS
Vice President	(2000)	59	Executive Vice President, General Counsel and
			Secretary of Dreyfus, and an officer of 91 invest-
			ment companies (comprised of 200 portfolios)
			managed by Dreyfus. Mr. Jacobs has been an
			employee of Dreyfus since June 1977.

JAMES WINDELS
Treasurer (2001)		46	Director — Mutual Fund Accounting of
			Dreyfus, and an officer of 91 investment com-
			panies (comprised of 200 portfolios) managed
			by Dreyfus. Mr. Windels has been an employ-
			ee of Dreyfus since April 1985.

A-4

Name and Position			Principal Occupation and Business
with Fund (Since)		Age	Experience For Past Five Years
STEVEN F. NEWMAN
Secretary	(2000)	55	Associate General Counsel and Assistant
			Secretary of Dreyfus, and an officer of 91
			investment companies (comprised of 200
			portfolios) managed by Dreyfus. Mr.
			Newman has been an employee of Dreyfus
			since July 1980.

JAMES BITETTO
Assistant Secretary (2004)		38	Assistant General Counsel and Assistant
			Secretary of Dreyfus, and an officer of 4
			investment companies (comprised of 23 port-
			folios) managed by Dreyfus. Mr. Bitetto has
			been an employee of Dreyfus since December
			1996.

ROBERT R. MULLERY
Assistant Secretary (2004)		53	Associate General Counsel of Dreyfus, and an
			officer of 24 investment companies (com-
			prised of 58 portfolios) managed by Dreyfus.
			Mr. Mullery has been an employee of Dreyfus
			since May 1986.

JEFF PRUSNOFSKY
Assistant Secretary (2000)		40	Associate General Counsel of Dreyfus, and an
			officer of 24 investment companies (com-
			prised of 88 portfolios) managed by Dreyfus.
			Mr. Prusnofsky has been an employee of
			Dreyfus since October 1990.

MICHAEL A. ROSENBERG
Assistant Secretary (2000)		45	Associate General Counsel of Dreyfus, and an
			officer of 88 investment companies (com-
			prised of 193 portfolios) managed by Dreyfus.
			Mr. Rosenberg has been an employee of
			Dreyfus since October 1991.

ERIK D.	NAVILOFF
Assistant	Treasurer (2002)	37	Senior Accounting Manager — Taxable Fixed
			Income Funds of Dreyfus, and an officer of 18
			investment companies (comprised of 74 port-
			folios) managed by Dreyfus. Mr. Naviloff has
			been an employee of Dreyfus since November
			1992.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
KENNETH J. SANDGREN
Assistant Treasurer (2001)	50	Mutual Funds Tax Director of Dreyfus, and
		an officer of 91 investment companies (com-
		prised of 200 portfolios) managed by Dreyfus.
		Mr. Sandgren has been an employee of
		Dreyfus since June 1993.

JOSEPH W. CONNOLLY	47	Chief Compliance Officer of Dreyfus and The
Chief Compliance Officer (2004)		Dreyfus Family of Funds (91 investment com-
		panies, comprising 200 portfolios). From
		November 2001 through March 2004, Mr.
		Connolly was first Vice-President, Mutual Fund
		Servicing for Mellon Global Securities Services.
		In that capacity, Mr. Connolly was responsible
		for managing Mellon’s Custody, Fund
		Accounting and Fund Administration services
		to third-party mutual fund clients. He has
		served in various capacities with Dreyfus since
		1980, including manager of the firm’s Fund
		Accounting Department from 1997 through
		October 2001.

The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166

A-6

PART III

     Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of June 1, 2005 by Nominees, Continuing Trustees and officers of the Fund owning shares on such date and by shareholders owning 5% or more of the Fund’s outstanding shares.

     As of June 1, 2005, the following Nominees, Continuing Trustees and officers owned shares in the Fund as indicated below:

Nominees	Shares of Beneficial Interest Owned
Joseph S. DiMartino	50,000
Continuing Trustees
None
Officers
None

     As of June 1, 2005, the Fund’s Nominees, Continuing Trustees and officers, as a group, beneficially owned less than 1% of the Fund’s outstanding shares. To the Fund’s knowledge, no person owned beneficially 5% or more of the outstanding shares of beneficial interest of the Fund on June 1, 2005. Cede & Co., Bowling Green Station, New York, NY, held of record approximately 98.30% of the outstanding shares of beneficial interest of the Fund, as of that date.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, Section 30(h) of the 1940 Act, and Securities and Exchange Commission (“SEC”) regulations thereunder, the Fund’s officers and Trustees, persons owning more than 10% of the Fund’s shares of beneficial interest, and certain additional persons outlined in Section 30(h) of the 1940 Act are required to report their transactions in the Fund’s shares to the SEC, the New York Stock Exchange and the Fund. Based solely on written representations of such persons and on copies of reports that have been filed with the SEC, the Fund believes that, during the fiscal year ended March 31, 2005, all filing requirements applicable to such persons were complied with.

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EXHIBIT B
Dreyfus High Yield Strategies Fund

May 25, 2005
REPORT OF THE AUDIT COMMITTEE

The audit committee oversees the Fund’s financial reporting process on behalf of the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States). In addition, the committee has discussed with the independent registered public accountants the registered public accountants’ independence from management and the Fund, including the registered public accountants’ letter and the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the registered public accountants’ independence.

The committee discussed with the Fund’s independent registered public accountants the overall scope and plans for the audits. The committee met with the independent registered public accountants, with and without management present, to discuss the results of their audits, their evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended March 31, 2005. The committee and the Board also have approved the selection of KPMG LLP as the Fund’s independent registered public accountants.

J. Tomlinson Fort, Audit Committee Chair
Joseph S. DiMartino, Audit Committee Member
James M. Fitzgibbons, Audit Committee Member
Kenneth A. Himmel, Audit Committee Member

Stephen J. Lockwood, Audit Committee Member
Roslyn M. Watson, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

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